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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                -------------

                                  FORM 8-K
                                -------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): March 20, 2002



                             Mohawk Industries, Inc.
             (Exact Name of Registrant as Specified in Charter)




    Delaware                     01-19826                  52-1604305
(State or Other          (Commission File Number)        (IRS Employer
Jurisdiction of                                        Identification No.)
 Incorporation)



                            P.O. Box 12069
                        160 S. Industrial Blvd.
                        Calhoun, Georgia 30701
               (Address of Principal Executive Offices)

                            (706) 629-7721
          (Registrant's telephone number, including area code)








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Item 9. Regulation FD Disclosure. Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MOHAWK INDUSTRIES, INC.
                                                (Registrant)


Date:  March 20, 2002                           By:  /s/ Frank Boykin
                                                     --------------------------
                                                Name:  Frank Boykin
                                                Title: Vice President and
                                                       Corporate Controllor















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